EXHIBIT 10.2e

SUPPLEMENT NO. 5 dated as of November 17, 2006, to the Security Agreement dated as of February 6, 2006 among CRC HEALTH CORPORATION, a Delaware corporation (f/k/a CRC HEALTH GROUP, INC.) (the “Borrower”), CRC HEALTH GROUP, INC., a Delaware corporation, (f/k/a/ CRCA Holdings, Inc.) (“Holdings”), and the Subsidiaries of the Borrower identified therein and CITIBANK, N.A., as Collateral Agent for the Secured Parties (as defined below).

A. Reference is made to the Credit Agreement dated as of February 6, 2006, as amended and restated as of November 16, 2006 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the lenders from time to time party thereto, Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Syndication Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Documentation Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 7.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Subsidiary Parties under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the Restricted Subsidiaries listed on Schedule I hereto (individually, the “New Subsidiary” and collectively, the “New Subsidiaries”) are executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Security Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiaries agree as follows:

SECTION 1. In accordance with Section 7.14 of the Security Agreement, each New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Grantor) and Grantor under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Party and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of such New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiaries. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiaries represent and warrant to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in one or more counterparts, each of which shall be deemed an original but all of which when taken together shall constitute a single contract. Delivery by telecopier of an executed counterpart of a signature page to this Supplement shall be as effective as delivery of an original executed counterpart of this Supplement. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiaries and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such New Subsidiaries and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such New Subsidiaries, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that the New Subsidiaries shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by the Security Agreement or the Credit Agreement.

SECTION 4. The New Subsidiaries hereby represent and warrants that set forth on the Schedules to the Perfection Certificate Supplement dated the date hereof is a true and correct schedule of the location of any and all Collateral of the New Subsidiaries and the true and correct legal name of each New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement.

SECTION 9. The New Subsidiaries agree to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiaries and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

CORPORATE SUBSIDIARIES:

ASPEN EDUCATION GROUP, INC.
ASPEN YOUTH, INC.
AYS MANAGEMENT, INC.
AHS OF IDAHO, INC.
LONE STAR EXPEDITIONS, INC.
SUWS OF THE CAROLINAS, INC.
WILDERNESS THERAPY PROGRAMS, INC.
MOUNT BACHELOR EDUCATIONAL CENTER, INC.
NEW LEAF ACADEMY, INC.
NORTHSTAR CENTER, INC.
SUNHAWK ACADEMY OF UTAH, INC.
TALISMAN SCHOOL, INC.
TEXAS EXCEL ACADEMY, INC.
TURN-ABOUT RANCH, INC.
YOUTH CARE OF UTAH, INC.

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

Signature Page to Supplement to Security Agreement

LIMITED LIABILITY COMPANY SUBSIDIARIES:

ACADEMY OF THE SIERRAS, LLC
EATING DISORDER VENTURE, LLC
ADIRONDACK LEADERSHIP EXPEDITIONS, LLC
ASPEN ACHIEVEMENT ACADEMY, LLC
FOUR CIRCLES RECOVERY CENTER, LLC
OUTBACK THERAPEUTIC EXPEDITIONS, LLC
PASSAGES TO RECOVERY, LLC
TALISMAN SUMMER CAMP, LLC
ASPEN RANCH, LLC
BROMLEY BROOK SCHOOL, LLC
CEDARS ACADEMY, LLC
COPPER CANYON ACADEMY, LLC
ISLAND VIEW RESIDENTIAL TREATMENT CENTER, LLC
NEW LEAF ACADEMY OF NORTH CAROLINA, LLC
ASPEN INSTITUTE FOR BEHAVIORAL ASSESSMENT, LLC
OAKLEY SCHOOL, LLC
SWIFT RIVER ACADEMY, L.L.C.

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer

Signature Page to Supplement to Security Agreement

CITIBANK, N.A.,
as Collateral Agent

By:	/s/ AARON DANNENBERG
Name:	Aaron Dannenberg
Title:	Vice President

Signature Page to Supplement to Security Agreement

Schedule I to Security Agreement Supplement

Aspen Education Group, Inc.

Aspen Youth, Inc.

AYS Management, Inc.

Academy of the Sierras, LLC

Eating Disorder Venture, LLC

Adirondack Leadership Expeditions, LLC

AHS of Idaho, Inc.

Aspen Achievement Academy, LLC

Four Circles Recovery Center, LLC

Lone Star Expeditions, Inc.

Outback Therapeutic Expeditions, LLC

Passages to Recovery, LLC

SUWS of the Carolinas, Inc.

Talisman Summer Camp, LLC

Wilderness Therapy Programs, Inc.

Aspen Ranch, LLC

Bromley Brook School, LLC

Cedars Academy, LLC

Copper Canyon Academy, LLC

Island View Residential Treatment Center, LLC

Mount Bachelor Educational Center, Inc.

New Leaf Academy of North Carolina, LLC

New Leaf Academy, Inc.

NorthStar Center, Inc.

Aspen Institute for Behavioral Assessment, LLC

Oakley School, LLC

SunHawk Academy of Utah, Inc.

Swift River Academy, L.L.C.

Talisman School, Inc.

Texas Excel Academy, Inc.

Turn-About Ranch, Inc.

Youth Care of Utah, Inc.